MuniInsured
                                                              Fund, Inc.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              September 30, 1999

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

For the year ended September 30, 1999, MuniInsured Fund, Inc. earned $0.468 per share income dividends. This represents a net annualized yield of 5.05%, based on a month-end net asset value of $9.27 per share. During the same period, the Fund's total investment return was - 3.49%, based on a change in per share net asset value from $10.30 to $9.27, and assuming reinvestment of $0.527 per share ordinary income dividends and $0.132 long-term capital gains distributions.

During the six-month period ended September 30, 1999, the Fund's total investment return was - 4.13%, based on a change in per share net asset value from $9.93 to $9.27, and assuming reinvestment of $0.231 per share income dividends.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended September 30, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. Long-term US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.05% by September 30, 1999. During the period, yields on 30-year US Treasury bonds increased over 40 basis points (0.40%).

Long-term tax-exempt bond yields also rose during the six months ended September 30, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 65 basis points to 5.96% by September 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $113 billion in long-term municipal bonds was issued, a decline of over 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US

MuniInsured Fund, Inc.                                        September 30, 1999

Treasury securities. At September 30, 1999, long-term uninsured municipal revenue bond yields were almost 99% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the six-month period ended September 30, 1999, the municipal bond market underperformed the US Treasury market. This sub-par performance can be attributed to a lack of institutional demand and a large increase of corporate and agency issues resulting in wider yield spreads to US Treasury issues and certain allocations away from municipal bonds. Early in the period, we had a positive stance toward the municipal bond market and expected that interest rates would remain stable. We therefore remained fully invested and continued this strategy for the first two months of the period.

However, we revised our strategy when it did not seem probable that long-term interest rates would decline given the robust economic environment. We shifted our focus to income-producing securities rather than on the potential for capital gains. We believed that coupon income could potentially be a more significant segment of the Fund's annual total return if the tax-exempt bond market performed as anticipated in the coming months. For the majority of the past several months, the Fund was fully invested in an effort to seek to enhance shareholder income, and we expect to maintain this position going forward.

In Conclusion

We appreciate your investment in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

November 3, 1999

MuniInsured Fund, Inc.                                        September 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P     Moody's        Face                                                                        Value
State                   Ratings   Ratings       Amount                            Issue                                    (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Alaska--1.4%              NR*       Aaa         $1,000   Alaska State Housing Finance Corporation, Revenue
                                                         Refunding Bonds, RITR, Series 2, 7.52% due
                                                         12/01/2024 (b)(f)(g)(i)                                            $ 1,029
-----------------------------------------------------------------------------------------------------------------------------------
California--10.3%         AAA       Aaa          1,405   California Educational Facilities Authority Revenue Bonds
                                                         (Loyola Marymount University), 5.90% due 10/01/2021 (b)              1,429
                          AAA       Aaa          1,500   California HFA, Revenue Bonds, Series F, 6% due 8/01/2017 (b)        1,529
                          BBB+      Baa1         1,000   California Health Facilities Finance Authority, Revenue Refunding
                                                         Bonds (Catholic Healthcare West), Series A, 5% due 7/01/2028           805
                          AAA       Aaa          3,025   California State, GO, 5.375% due 6/01/2026 (d)                       2,895
                          NR*       Aaa          1,000   Los Angeles, California, Harbor Department Revenue Bonds,
                                                         RITR, AMT, Series RI-7, 8.345% due 11/01/2026 (b)(f)                 1,086
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut--1.2%         AA        Aa2            855   Connecticut State, HFA, Revenue Refunding Bonds (Housing
                                                         Mortgage Finance Program), AMT, Series A, Sub-Series A-2,
                                                         6.45% due 5/15/2022                                                    875
-----------------------------------------------------------------------------------------------------------------------------------
Illinois--15.8%           AAA       Aaa          2,000   Chicago, Illinois, Board of Education, GO (Chicago School
                                                         Reform), 5.75% due 12/01/2020 (a)                                    1,978
                          AAA       NR*          1,250   Chicago, Illinois, Sales Tax Revenue Bonds, RIB, Series 92,
                                                         6.585% due 1/01/2030 (d)(f)                                          1,059
                          AAA       Aaa          1,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                         6.375% due 1/01/2005 (b)(h)                                          1,096
                          AAA       Aaa          1,500   Cook County, Illinois, GO, Capital Improvement, Series A,
                                                         5% due 11/15/2023 (d)                                                1,315
                          AAA       Aaa          1,000   Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                                         Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)               1,077
                          AA        Aa2          1,000   Illinois HDA, Homeowner Mortgage Revenue Bonds,
                                                         Sub-Series D-1, 6.40% due 8/01/2017                                  1,022
                          AAA       Aaa          3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                         (Ingalls Health System Project), 6.25% due 5/15/2024 (b)             3,073
                          AAA       Aaa          1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                         Series C, 7.75% due 6/01/2020 (d)                                    1,247
-----------------------------------------------------------------------------------------------------------------------------------
Indiana--3.3%             AAA       Aaa          1,360   Hammond, Indiana, Multi-School Building Corporation, Revenue
                                                         Refunding Bonds, First Mortgage, 6.125% due 7/15/2019 (b)            1,382
                          AAA       NR*          1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                         Program), Series A, 6.75% due 2/01/2017                              1,084
-----------------------------------------------------------------------------------------------------------------------------------
Kansas--3.5%              AAA       Aaa          2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                         Company Project), 7% due 6/01/2031 (b)                               2,639
-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
VRDN      Variable Rate Demand Notes

MuniInsured Fund, Inc.                                        September 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                          S&P     Moody's        Face                                                                        Value
State                   Ratings   Ratings       Amount                            Issue                                    (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana--5.0%           AAA       Aaa         $4,000   Louisiana State Office Facilities Corporation, Lease Revenue
                                                         Bonds (Capitol Complex Program), Series A, 5.25% due
                                                         3/01/2018 (b)                                                      $ 3,757
-----------------------------------------------------------------------------------------------------------------------------------
Maine--0.8%               AA        Aa2            575   Maine State Housing Authority, Mortgage Purchase Revenue
                                                         Bonds, AMT, Series C-2, 6.875% due 11/15/2023                          603
-----------------------------------------------------------------------------------------------------------------------------------
Maryland--0.5%            NR*       VMIG1+         400   Maryland State Health and Higher Educational Facilities
                                                         Authority, Revenue Refunding Bonds (Pooled Loan Program),
                                                         VRDN, Series A, 3.75% due 4/01/2035 (c)                                400
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts--1.2%       AAA       Aaa            850   Massachusetts Education Loan Authority, Education Loan
                                                         Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)        902
-----------------------------------------------------------------------------------------------------------------------------------
Michigan--5.5%            A1+       VMIG1+       1,000   Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds,
                                                         VRDN, 3.80% due 1/01/2020 (c)(d)                                     1,000
                          AA        VMIG1+         900   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                                         Revenue Bonds (William Beaumont Hospital), VRDN, Series L,
                                                         3.95% due 1/01/2027 (c)                                                900
                          A1+       VMIG1+       1,100   University of Michigan, University Hospital Revenue Refunding
                                                         Bonds, VRDN, Series A, 4% due 12/01/2019 (c)                         1,100
                          A1+       VMIG1+       1,100   University of Michigan, University Revenue Bonds (Medical
                                                         Service Plan), VRDN, Series A, 4% due 12/01/2027 (c)                 1,100
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota--2.0%           AAA       Aaa          1,700   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                                         Commission, Airport Revenue Bonds, Series A, 5% due 1/01/2030 (a)    1,485
-----------------------------------------------------------------------------------------------------------------------------------
New York--3.8%            AAA       Aaa          1,350   Nassau Health Care Corporation, New York, Health System
                                                         Revenue Bonds, 5.75% due 8/01/2029 (j)                               1,327
                          A1        Aaa          1,500   New York City, New York, Municipal Water Finance Authority,
                                                         Water and Sewer System Revenue Bonds, RITR, Series FR-5,
                                                         7.295% due 6/15/2026 (b)(f)                                          1,484
-----------------------------------------------------------------------------------------------------------------------------------
Ohio--1.3%                AAA       NR*          1,000   Ohio HFA, Mortgage Revenue Refunding Bonds (Residential),
                                                         AMT, Series C, 5.75% due 9/01/2030 (e)                                 965
-----------------------------------------------------------------------------------------------------------------------------------
Oregon--1.3%              AAA       Aaa          1,000   Port of Portland, Oregon, Airport Revenue Bonds (Portland
                                                         International Airport), AMT, Series 11, 5.625% due 7/01/2026 (d)       968
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--9.2%        NR*       Aaa          2,725   Allegheny County, Pennsylvania, COP, 5% due 12/01/2024 (a)           2,376
                          A1+       VMIG1+       1,100   Geisinger Authority, Pennsylvania, Health System Revenue
                                                         Refunding Bonds (Penn State-Geisinger Health), VRDN,
                                                         Series B, 3.95% due 8/15/2028 (c)                                    1,100
                          AAA       Aaa          2,000   Philadelphia, Pennsylvania, School District GO, Series A,
                                                         4.50% due 4/01/2023 (b)                                              1,627
                          AAA       Aaa          2,000   Pittsburgh and Allegheny Counties, Pennsylvania, Public
                                                         Auditorium Revenue Bonds (Hotel Room), 5% due 2/01/2024 (a)          1,769
-----------------------------------------------------------------------------------------------------------------------------------
Texas--9.3%               AAA       Aaa          1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                         (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)         1,221
                          AAA       Aaa          1,500   Dallas-Fort Worth, Texas, Regional Airport Revenue Refunding
                                                         Bonds (Joint Dallas-Fort Worth International), AMT, 5.75%
                                                         due 11/01/2024 (b)                                                   1,455
                          AAA       Aaa          3,000   Harris County, Texas, Health Facilities Development Corporation,
                                                         Hospital Revenue Bonds (Hermann Hospital Project), 6.375%
                                                         due 10/01/2004 (b)(h)                                                3,264
                          AAA       Aaa          1,000   Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
                                                         Series A, 6.75% due 7/01/2021 (d)                                    1,050
-----------------------------------------------------------------------------------------------------------------------------------
Utah--2.9%                AAA       Aaa          2,285   Utah Water Finance Agency Revenue Bonds (Pooled Loan
                                                         Financing Program), Series A, 5.50% due 10/01/2029 (a)               2,163
-----------------------------------------------------------------------------------------------------------------------------------

MuniInsured Fund, Inc.                                        September 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P     Moody's        Face                                                                        Value
State                   Ratings   Ratings       Amount                            Issue                                    (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Washington--18.5%         AAA       Aaa         $1,000   Central Puget Sound, Washington, Regional Transit Authority,
                                                         Sales Tax and Motor Revenue Bonds, 4.75% due 2/01/2028 (d)          $  821
                          AAA       Aaa          1,400   King County, Washington, GO, Refunding, Series B, 5.25%
                                                         due 1/01/2034 (b)                                                    1,244
                          AAA       Aaa          2,400   King County, Washington, Sewer Revenue Bonds, 5.25%
                                                         due 1/01/2026 (d)                                                    2,172
                          AAA       Aaa          2,000   Port Seattle, Washington, Passenger Facility Charge Revenue
                                                         Bonds, Series A, 5% due 12/01/2023 (b)                               1,753
                          AAA       Aaa          1,720   Seattle, Washington, Drain and Wastewater Utility Revenue
                                                         Bonds, 5.75% due 11/01/2029 (b)                                      1,681
                          AAA       Aaa          2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B, 6.375%
                                                         due 12/01/2015 (d)                                                   2,430
                          AAA       Aaa          2,240   Washington State, COP, 5.80% due 10/01/2005 (a)(h)                   2,376
                          AAA       Aaa          1,520   Washington State Health Care Facilities Authority, Revenue
                                                         Refunding Bonds (Catholic Health Initiatives), Series A, 5.125%
                                                         due 12/01/2021 (b)                                                   1,353
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia--2.2%       AAA       Aaa          1,500   Harrison County, West Virginia, County Commission for Solid
                                                         Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                                         Series C, 6.75% due 8/01/2024 (a)                                    1,621
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.5%           AAA       Aaa          1,120   Wisconsin Public Power Inc., Power Supply System Revenue
                                                         Bonds, Series A, 6% due 7/01/2015 (b)                                1,148
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$75,654)--100.5%                                                                                    75,235
Liabilities in Excess of Other Assets--(0.5%)                                                                                  (351)
                                                                                                                            -------
Net Assets--100.0%                                                                                                          $74,884
                                                                                                                            =======
-----------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
(d)   FGIC Insured.
(e)   GNMA Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1999.
(g)   FHA Insured.
(h)   Prerefunded.
(i)   FNMA Collateralized.
(j)   FSA Insured.
*     Not Rated.
+ Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche llp.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................   88.6%
AA/Aa ...............................................................    3.3
BBB/Baa .............................................................    1.1
Other* ..............................................................    7.5
--------------------------------------------------------------------------------
*     Temporary investments in short-term municipal securities.

MuniInsured Fund, Inc.                                        September 30, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of September 30, 1999

Assets:                 Investments, at value (identified cost--$75,654,195) (Note 1a) ...........                     $ 75,234,891
                        Cash .....................................................................                           93,596
                        Interest receivable ......................................................                        1,362,745
                        Prepaid expenses and other assets ........................................                           22,210
                                                                                                                       ------------
                        Total assets .............................................................                       76,713,442
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:            Payables:
                          Securities purchased ...................................................     $  1,698,736
                          Dividends to shareholders (Note 1e) ....................................           57,012
                          Investment adviser (Note 2) ............................................            4,106       1,759,854
                                                                                                       ------------
                        Accrued expenses and other liabilities ...................................                           69,826
                                                                                                                       ------------
                        Total liabilities ........................................................                        1,829,680
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Net assets ...............................................................                     $ 74,883,762
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Capital:                Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                        8,079,388 shares issued and outstanding (Note 4) .........................                     $    807,939
                        Paid-in capital in excess of par .........................................                       74,515,276
                        Undistributed investment income--net .....................................                          304,948
                        Accumulated distributions in excess of realized capital gains on
                        investments--net (Note 1e) ...............................................                         (325,097)
                        Unrealized depreciation on investments--net ..............................                         (419,304)
                                                                                                                       ------------
                        Total capital--Equivalent to $9.27 net asset value per share of
                        Common Stock (market price--$8.00) .......................................                     $ 74,883,762
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statement of Operations for the Year Ended September 30, 1999

Investment Income       Interest and amortization of premium and discount earned .................                     $  4,407,360
(Note 1d):
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees (Note 2) ........................................     $    398,745
                        Professional fees ........................................................           62,437
                        Accounting services (Note 2) .............................................           39,895
                        Transfer agent fees ......................................................           34,025
                        Directors' fees and expenses .............................................           25,591
                        Printing and shareholder reports .........................................           22,119
                        Listing fees .............................................................           10,500
                        Pricing fees .............................................................            7,862
                        Custodian fees ...........................................................            5,835
                        Other ....................................................................           15,837
                                                                                                       ------------
                        Total expenses ...........................................................                          622,846
                                                                                                                       ------------
                        Investment income--net ...................................................                        3,784,514
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Realized &              Realized gain on investments--net ........................................                          770,017
Unrealized Gain         Change in unrealized appreciation/depreciation on investments--net .......                       (7,605,314)
(Loss) on                                                                                                              ------------
Investments--Net        Net Decrease in Net Assets Resulting from Operations .....................                     $ (3,050,783)
(Notes 1b, 1d & 3):                                                                                                    ============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 1999

FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets

                                                                                                      For the Year Ended Sept. 30,
                                                                                                      ----------------------------
Increase (Decrease) in Net Assets:                                                                        1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .......................................................   $ 3,784,514     $ 4,040,988
                     Realized gain on investments--net ............................................       770,017       1,283,857
                     Change in unrealized appreciation/depreciation on investments--net ...........    (7,605,314)      2,216,766
                                                                                                     ------------    ------------
                     Net increase (decrease) in net assets resulting from operations ..............    (3,050,783)      7,541,611
                                                                                                     ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net .......................................................    (3,813,859)     (4,043,168)
Distributions to     Realized gain on investments--net ............................................    (1,181,313)     (1,206,851)
Shareholders         In excess of realized gain on investments--net ...............................      (325,097)             --
(Note 1e):                                                                                           ------------    ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ..............................................................    (5,320,269)     (5,250,019)
                                                                                                     ------------    ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ......................................    (8,371,052)      2,291,592
                     Beginning of year ............................................................    83,254,814      80,963,222
                                                                                                     ------------    ------------
                     End of year* .................................................................  $ 74,883,762    $ 83,254,814
                                                                                                     ============    ============
-----------------------------------------------------------------------------------------------------------------------------------
                   * Undistributed investment income--net .........................................  $    304,948    $    334,293
                                                                                                     ============    ============
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Financial Highlights

The following per share data and ratios have been derived                                     For the Year Ended
from information provided in the financial statements.                                          September 30,
                                                                            -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                       1999       1998        1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ..................  $  10.30   $  10.02    $   9.77   $   9.64   $   9.50
Operating                                                                   --------   --------    --------   --------   --------
Performance:         Investment income--net ..............................       .47        .50         .51        .51        .52
                     Realized and unrealized gain (loss) on
                     investments--net ....................................      (.84)       .43         .31        .13        .34
                                                                            --------   --------    --------   --------   --------
                     Total from investment operations ....................      (.37)       .93         .82        .64        .86
                                                                            --------   --------    --------   --------   --------
                     Less dividends and distributions:
                       Investment income--net ............................      (.47)      (.50)       (.51)      (.51)      (.53)
                       Realized gain on investments--net .................      (.15)      (.15)       (.06)        --       (.19)
                       In excess of realized gain on investments--net ....      (.04)        --          --         --         --**
                                                                            --------   --------    --------   --------   --------
                     Total dividends and distributions ...................      (.66)      (.65)       (.57)      (.51)      (.72)
                                                                            --------   --------    --------   --------   --------
                     Net asset value, end of year ........................  $   9.27   $  10.30    $  10.02   $   9.77   $   9.64
                                                                            ========   ========    ========   ========   ========
                     Market price per share, end of year .................  $   8.00   $ 9.8125    $   9.50   $   8.75   $   8.75
                                                                            ========   ========    ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share .....................   (12.58%)    10.55%      15.73%      5.91%      8.46%
Return:*                                                                    ========   ========    ========   ========   ========
                     Based on net asset value per share ..................    (3.49%)    10.02%       9.33%      7.34%     10.06%
                                                                            ========   ========    ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ............................................      .78%       .77%        .78%       .78%       .79%
Net Assets:                                                                 ========   ========    ========   ========   ========
                     Investment income--net ..............................     4.74%      4.96%       5.15%      5.15%      5.55%
                                                                            ========   ========    ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ..............  $ 74,884   $ 83,255    $ 80,963   $ 78,916   $ 77,858
Data:                                                                       ========   ========    ========   ========   ========
                     Portfolio turnover ..................................    71.48%     53.14%      73.22%     94.61%     83.52%
                                                                            ========   ========    ========   ========   ========
-----------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Amount is less than $.01 per share.

      See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

MuniInsured Fund, Inc.                                        September 30, 1999

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1999 were $53,450,316 and $56,828,858, respectively.

Net realized gains for the year ended September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                      Realized      Unrealized
                                                        Gains         Losses
--------------------------------------------------------------------------------
Long-term investments .............................   $770,017      $(419,304)
                                                      --------      ---------
Total .............................................   $770,017      $(419,304)
                                                      ========      =========
--------------------------------------------------------------------------------

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $419,304, of which $1,692,596 related to appreciated securities and $2,111,900 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $75,654,195.

4. Common Stock Transactions:

At September 30, 1999, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the years ended September 30, 1999 and September 30, 1998 remained constant.

5. Subsequent Event:

On October 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.037744 per share, payable on October 28, 1999 to shareholders of record as of October 22, 1999.

MuniInsured Fund, Inc.                                        September 30, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniInsured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 8, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
Record               Payable           Short-Term              Long-Term
 Date                 Date            Capital Gains          Capital Gains*
--------------------------------------------------------------------------------
12/23/98            12/30/98            $.054875               $.131576
--------------------------------------------------------------------------------
*     The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.

MuniInsured Fund, Inc.                                        September 30, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and
  Treasurer
Bradley J. Lucido, Secretary

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol

MIF

This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10662--9/99

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